EXHIBIT 99.1

Measurement Specialties Announces Fiscal 2009 Second Quarter Results

Income From Continuing Operations Increases 11 Percent to $0.26 Per Diluted Share On 4 Percent Growth in Sales

HAMPTON, Va., Nov. 5, 2008 (GLOBE NEWSWIRE) -- Measurement Specialties, Inc. (Nasdaq:MEAS), a global designer and manufacturer of sensors and sensor-based systems, announces results for the three and six months ended September 30, 2008. Unless otherwise stated, results reflect continuing operations only.

The Company reported an increase in consolidated net sales of $2.4 million or 4% to $58.9 million for the three months ended September 30, 2008, as compared to the corresponding period last year. The overall increase in sales is largely attributable to sales from Intersema, which the Company acquired in December 2007, offset by decreased sales from other sensor product lines. Organic sales, which are defined as net sales excluding sales attributed to Intersema, declined $1.8 million or 3%. For the three months ended September 30, 2008, the Company reported an increase of $0.4 million in income from continuing operations to $3.7 million, or $0.26 per diluted share, as compared to $3.3 million or $0.23 per diluted share for the same period last year.

For the six months ended September 30, 2008, the Company reported an increase in consolidated net sales of $8.3 million or 8% to $117.9 million, as compared to the same period last year. Organic sales decreased $0.1 million or less than 0.1%. For the six months ended September 30, 2008, the Company reported an increase of $0.5 million in income from continuing operations to $7.6 million, or $0.52 per diluted share, as compared to $7.1 million or $0.49 per diluted share for the same period last year.

Frank Guidone, Company CEO commented, "Second quarter sales were disappointing; well below our expectation and guidance. The shortfall was largely influenced by curtailed spending by several of our top customers in large part due to the overall global economic conditions, along with the impact of translating Euro denominated sales due to the stronger US Dollar. Customers tied to passenger and non-passenger vehicle, consumer product, residential/commercial construction, semiconductor, and commercial goods markets are all generally reducing forecasts and delaying orders. The passenger and non-passenger vehicle markets have been particularly hard hit, with customers reducing forecasts by 20%-30%. Although we expect a modest decline in sales for the second half of fiscal 2009 over the first six months, the economic uncertainties will likely continue to impact demand for our products and make it difficult to forecast sales with any reasonable degree of certainty in the near term. Accordingly, while we expect to fall short of our prior full year sales guidance of $255 million and our prior full year earnings guidance of $1.30 per share, we are not prepared to provide updated guidance at this time."

Guidone continued, "What is comforting right now is that the Company maintains a strong balance sheet with over $22 million of cash on hand and borrowing availability under our revolving credit facility of nearly $65 million at favorable interest rates. Despite heavy investment in the final stages of the China facility project, the Company generated $15.6 million of cash from operations and $7.6 million in free cash flow (cash from operations less purchases of property and equipment) through the first 6 months. The fact that we are generating cash despite the global economic crisis is indicative of the strength and diversity of our operating model. While fiscal 2009 earnings will be disappointing in relation to prior guidance, we believe the current market conditions will present attractive investment opportunities and feel MEAS has the cash flow, liquidity and balance sheet to capitalize on the situation." Free cash flow is a Non-GAAP financial measure. Please refer to the notes and reconciliation regarding Non-GAAP financial measures contained in this release.

On November 5, 2008, the Company filed its Form 10-Q for the fiscal quarter ended September 30, 2008. Please refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Form 10-Q filed for a more complete discussion of sales, margin and expenses.

The Company will host an investor conference call on Thursday, November 6, 2008 at 11:00 AM EST to answer questions regarding the results for the three and six months ended September 30, 2008 reported in our Form 10-Q. US dialers: (877) 407-8031; International dialers (201) 689-8031. Interested parties may also listen via the Internet at: www.investorcalendar.com. The call will be available for replay for 30 days by dialing (877) 660-6853 (US dialers); (201) 612-7415 (International dialers), and entering the replay pass code #286 and conference ID# 300584, and on Investorcalendar.com.

About Measurement Specialties. Measurement Specialties, Inc. (MEAS) designs and manufactures sensors and sensor-based systems to measure precise ranges of physical characteristics such as pressure, temperature, position, force, vibration, humidity and photo optics. MEAS uses multiple advanced technologies -- piezo-resistive silicon sensors, application-specific integrated circuits, micro-electromechanical systems ("MEMS"), piezoelectric polymers, foil strain gauges, force balance systems, fluid capacitive devices, linear and rotational variable differential transformers, electromagnetic displacement sensors, hygroscopic capacitive sensors, ultrasonic sensors, optical sensors, negative thermal coefficient ("NTC") ceramic sensors and mechanical resonators -- to engineer sensors that operate precisely and cost effectively.

This release includes forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward looking statements may be identified by such words or phrases "should", "intends", " is subject to", "expects", "will", "continue", "anticipate", "estimated", "projected", "may", "we believe", "future prospects", or similar expressions. These forward-looking statements involve a number of risks and uncertainties. Factors that might cause actual results to differ include, but are not limited to, success of any reorganization; ability to raise additional funds; conditions in the general economy and in the markets served by the Company; competitive factors, such as price pressures and the potential emergence of rival technologies; interruptions of suppliers' operations affecting availability of component materials at reasonable prices; timely development and market acceptance, and warranty performance of new products; success in integrating prior or future acquisitions; changes in product mix, costs and yields, fluctuations in foreign currency exchange rates; uncertainties related to doing business in Hong Kong and China; and the risk factors listed from time to time in the Company's SEC reports. The Company from time-to-time considers acquiring or disposing of business or product lines. Forward-looking statements do not include the impact of acquisitions or dispositions of assets, which could affect results in the near term. Actual results may differ materially. The Company assumes no obligation to update the information in this release.

          MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENTS OF OPERATIONS
                           (Unaudited)

                                  Quarter ended      Six months ended
                                   September 30,       September 30,
                                ------------------  ------------------
 (Amounts in thousands, except
  per share amounts)              2008      2007      2008      2007
                                ------------------  ------------------
 Net sales                       $58,888   $56,462  $117,886  $109,613
 Cost of goods sold               33,851    33,101    67,608    63,368
                                ------------------  ------------------
  Gross profit                    25,037    23,361    50,278    46,245
                                ------------------  ------------------
 Total operating expenses         18,510    16,086    38,098    32,677
                                ------------------  ------------------
  Operating income                 6,527     7,275    12,180    13,568
 Interest expense, net               806     1,207     1,512     2,393
 Foreign currency exchange loss      396       405       332       442
 Other expense (income)               68      (134)     (353)      (33)
                                ------------------  ------------------
 Income from continuing
  operations before minority
  interest and income taxes        5,257     5,797    10,689    10,766
   Minority interest, net
    of income taxes                   93        78       170       161
   Income tax expense from
    continuing operations          1,446     2,370     2,945     3,543
                                ------------------  ------------------
 Income from continuing
  operations                       3,718     3,349     7,574     7,062
                                ------------------  ------------------
 Discontinued operations:
  Income (loss) from
   discontinued operations
   before income taxes                --        20        --        56
  Income tax expense (benefit)
   from discontinued operations       --        --        --         6
                                ------------------  ------------------
  Income from discontinued
   operations                         --        20        --        50
                                ------------------  ------------------
 Net income                       $3,718    $3,369    $7,574    $7,112
                                ==================  ==================

 Net income per common
  share - Basic:
  Income from continuing
   operations                      $0.26     $0.24     $0.52     $0.50
  Income from discontinued
   operations                         --        --        --        --
                                ------------------  ------------------
 Net income per common
  share - Basic                    $0.26     $0.24     $0.52     $0.50
                                ==================  ==================

 Net income per common
  share - Diluted:
  Income from continuing
   operations                      $0.26     $0.23     $0.52     $0.49
  Income from discontinued
   operations                         --        --        --        --
                                ------------------  ------------------
 Net income per common
  share - Diluted                  $0.26     $0.23     $0.52     $0.49
                                ==================  ==================

 Weighted average shares
  outstanding - Basic             14,454    14,318    14,453    14,303
 Weighted average shares
  outstanding - Diluted           14,530    14,502    14,532    14,481

          MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED BALANCE SHEETS
                           (UNAUDITED)

                                                    Sept 30,  March 31,
 (Amounts in thousands)                               2008      2008
 ---------------------------------------------------------------------
 ASSETS

 Current assets:
   Cash and cash equivalents                        $ 22,714  $ 21,565
   Accounts receivable, trade, net of
    allowance for doubtful accounts of $893
    and $696, respectively                            35,583    39,919
   Inventories, net                                   44,719    40,286
   Deferred income taxes, net                          4,474     4,299
   Prepaid expenses and other current assets           4,201     3,760
   Other receivables                                   1,136     1,270
   Due from joint venture partner                      1,431     2,155
   Current portion of promissory note receivable         271       809
                                                    ------------------
     Total current assets                            114,529   114,063

  Property, plant and equipment, net                  43,389    40,715
  Goodwill                                            94,248    95,710
  Acquired intangible assets, net                     27,337    31,766
  Deferred income taxes, net                           2,084     1,769
  Other assets                                         1,517     1,592
                                                    ------------------
   Total Assets                                     $283,104  $285,615
                                                    ==================

                   MEASUREMENT SPECIALTIES, INC.
               CONDENSED CONSOLIDATED BALANCE SHEETS
                            (UNAUDITED)

 (Amounts in thousands,                             Sept 30,  March 31,
  except share amounts)                               2008      2008
 ---------------------------------------------------------------------
 LIABILITIES, MINORITY INTEREST
  AND  SHAREHOLDERS'  EQUITY

 Current liabilities:
   Current portion of promissory notes payable      $  2,279  $  2,511
   Current portion of long-term debt                   2,612     3,157
   Current portion of capital lease obligation           730       822
   Accounts payable                                   21,897    23,523
   Accrued expenses                                    3,840     3,634
   Accrued compensation                                6,226     7,067
   Income taxes payable                                2,483       751
   Other current liabilities                           3,505     3,510
                                                    ------------------
     Total current liabilities                        43,572    44,975

  Revolver                                            54,214    58,206
  Long-term debt, net of current portion              14,011    15,309
  Capital lease obligation, net of current portion       346       781
  Promissory notes payable, net of current portion     6,836     7,535
  Other liabilities                                    1,229     1,067
                                                    ------------------
     Total liabilities                               120,208   127,873
                                                    ------------------
  Minority Interest                                    2,119     1,953
                                                    ------------------

 Shareholders' equity:
   Serial preferred stock; 221,756 shares
    authorized; none outstanding                          --        --
   Common stock, no par; 25,000,000 shares
    authorized; 14,471,118 and 14,440,848 shares
    issued and outstanding, respectively                  --        --
   Additional paid-in capital                         80,420    78,720
   Retained earnings                                  69,513    61,939
   Accumulated other comprehensive income             10,844    15,130
                                                    ------------------
            Total shareholders' equity               160,777   155,789
                                                    ------------------
 Total liabilities, minority interest
  and shareholders' equity                          $283,104  $285,615
                                                    ==================

             MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                     Six months ended
                                                       September 30,
                                                    ------------------
 (Amounts in thousands)                               2008      2007
 ---------------------------------------------------------------------
 Cash flows from operating activities:
  Net income                                          $7,574    $7,112
  Less:  Income (loss) from discontinued
   operations - Consumer                                  --        50
                                                    ------------------
 Income from continuing operations                     7,574     7,062

 Adjustments to reconcile net income to net cash
  provided by operating activities from
  continuing operations:
  Depreciation and amortization                        6,577     4,447
  Loss on sale of assets                                 107        44
  Provision for doubtful accounts                        203       106
  Provision for inventory reserve                        231       479
  Provision for warranty                                 120       355
  Minority interest                                      170       161
  Non-cash equity based compensation (SFAS 123R)       1,524     1,633
  Deferred income taxes                                 (430)      673
 Net change in operating assets and liabilities:
  Accounts receivable, trade                           3,786      (807)
  Inventories                                         (4,915)   (1,737)
  Prepaid expenses, other current assets
   and other receivables                                (500)     (504)
  Other assets                                           834      (183)
  Accounts payable                                    (1,018)    2,472
  Accrued expenses, accrued compensation, other
   current and other liabilities                        (386)   (1,317)
  Accrued litigation settlement expenses                  --    (1,275)
  Income taxes payable                                 1,697       297
                                                    ------------------
 Net cash provided by operating activities
  from continuing operations                          15,574    11,906
                                                    ------------------
 Cash flows used in investing activities
  from continuing operations:
 Purchases of property and equipment                  (7,966)   (4,934)
 Proceeds from sale of assets                              4        25
                                                    ------------------
 Net cash used in investing activities
  from continuing operations                          (7,962)   (4,909)
                                                    ------------------
 Cash flows from financing activities
  from continuing operations:
 Repayments of long-term debt                         (1,671)   (1,340)
 Borrowings of short-term debt, revolver
  and notes payable                                        9     4,159
 Payments of short-term debt, revolver, leases
  and notes payable                                   (4,416)  (10,526)
 Minority interest payments                               --      (243)
 Proceeds from exercise of options                       176     1,018
                                                    ------------------
 Net cash provided by financing activities
  from continuing operations                          (5,902)   (6,932)
                                                    ------------------

 Net cash provided by operating activities
  of  discontinued operations                             --       126
 Net cash provided by investing activities
  of discontinued operations                             540     1,492
                                                    ------------------
 Net cash provided by discontinued operations            540     1,618
                                                    ------------------

 Net change in cash and cash equivalents               2,250     1,683
 Effect of exchange rate changes on cash              (1,101)      281
 Cash, beginning of year                              21,565     7,709
                                                    ------------------
 Cash, end of year                                  $ 22,714   $ 9,673
                                                    ==================

Reconciliation of Non-GAAP Financial Measures (Unaudited):

                               Fiscal quarter ended  Six Months Ended
                                   September 30,       September 30,
                                ------------------  ------------------
                                  2008      2007      2008      2007
                                ------------------  ------------------

 (In thousands, except
  percentages and
  per share amounts)

 Income from
  Continuing Operations         $  3,718  $  3,349  $  7,574  $  7,062
 Add Back:
   Interest                          806     1,207     1,512     2,393
   Income Taxes                    1,446     2,370     2,945     3,543
   Depreciation and Amortization   3,239     2,167     6,577     4,447
   Foreign Currency
    Exchange Loss                    396       405       332       442
   Non-cash equity based
    compensation under
    SFAS 123R                        726       820     1,524     1,633
                                ------------------  ------------------
 Adjusted EBITDA                $ 10,331  $ 10,318  $ 20,464  $ 19,520
   As % of Net Sales                17.5%     18.3%     17.4%     17.8%

 Selling General and
  Administrative (SG&A)
  Reconciliation
 Reported Operating Expense     $ 18,510  $ 16,086    38,098    32,677
   Amortization of
    Acquired Intangibles          (1,359)     (740)   (2,723)   (1,547)
   Non-cash equity based
    compensation under
    SFAS 123R                       (726)     (820)   (1,524)   (1,633)
                                ------------------  ------------------
   SG&A                         $ 16,425  $ 14,526  $ 33,851  $ 29,497
   As % of Net Sales                27.9%     25.7%     28.7%     26.9%

 Free Cash Flow

 Net cash provided by operating
  activities from
  continuing operations          $ 6,252   $ 2,518    15,574    11,906
 Purchases of property
  and equipment                   (4,648)   (2,593)   (7,966)   (4,934)
                                ------------------  ------------------
 Free Cash Flow                  $ 1,604     $ (75)  $ 7,608   $ 6,972

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," promulgated under the Securities and Exchange Act of 1934, as amended, defines and prescribes the conditions for use of certain non-GAAP financial information. We believe that certain of our financial measures which meet the definition of non-GAAP financial measures are important supplemental information to investors.

The financial information accompanying this press release includes the Company's earnings before interest, income taxes, depreciation, amortization and stock option expense, or "Adjusted EBITDA" and "Free Cash Flow." Adjusted EBITDA is derived by adding interest, taxes, depreciation, amortization, foreign currency transaction gains/losses, and stock option expense to the Company's net income from continuing operations. Free Cash Flow is non-GAAP measure that is not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from free cash flow measures used by other companies. Free Cash Flow is derived by taking net cash provided by operating activities from continuing operations and subtracting capital expenditures (purchases of property and equipment). The Company believes that Adjusted EBITDA is important to investors because it provides a financial measure that is more representative of the Company's cash flow (prior to taking into account the effects of changes in working capital and purchases of property and equipment), excluding non-cash expenses and items such as foreign currency transaction gains/losses, income taxes and interest, which vary greatly period to period. The Company believes that this measure is important to investors because it more accurately represents the leverage effect of fixed expenses given our rapid growth in sales. The Company believes Free Cash Flow is also important to investors as provides useful information about the amount of cash generated by the business after the purchase of property, buildings and equipment, which can then be used to, among other things, invest in the Company's business, make strategic acquisitions and strengthen the balance sheet, and because it is a significant measure used in determining the enterprise value of the Company. A limitation on the use of free cash flow as a measure of financial performance is that it does not represent the total increase or decrease in the Company's cash balance for the period or the residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions.

These non-GAAP financial measures are used in addition to and in conjunction with the results presented in accordance with GAAP. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. Non-GAAP financial measures provide an additional way of viewing aspects of our operation that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide an understanding of certain factors and trends relating to our business. The Company strongly encourages investors to review our financial statements and publicly filed reports in their entirety and to not rely on any single financial measure.

CONTACT:  Measurement Specialties, Inc.
          Mark Thomson, CFO
          (757) 766-4224